Exhibit 99

Dec. 6 and 7, 2004 Charles G. "Chip" McClure Chairman, CEO and President Rakesh Sachdev Vice President and Controller

Cautionary Statement Concerning Forward-Looking Statements This presentation contains "forward-looking statements". These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates; availability and cost of raw materials; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its customers and suppliers;successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to access capital markets; the credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor's Securities and Exchange Commission filings.

Agenda Company profile Winning with the 3Rs Profitable growth opportunities Financials Summary

Two Focused Businesses End-Market Diversity Commercial Vehicle Systems Light Vehicle Systems East 0.4 0.6 Commercial Vehicle Systems Light Vehicle Systems 60% 40% Total Sales = $8.0B (FY 2004) Continuing Operations

ABS, air system and stability controls Emissions systems Braking systems (wheel ends and brakes) Drivelines Automatic transmissions /clutch Front and rear axles CVS Product Portfolio Trailer suspension systems

LVS Product Portfolio Roof systems and modules Door systems and modules Suspension components (coil springs, stabilizer and torsion bars) Steel wheels Emission systems Suspension modules Exhaust systems

Building Resilience to Market and Customer Risk Well-Defined Short-Term Strategies and Actions for Each Segment CVS NA CVS Euro CV after LVS NA LVS other East 0.16 0.12 0.12 0.22 0.38 N.A. OEM Truck & Trailer Sales 16% FY 2004 Europe & ROW OE Sales 12% CV Aftermarket & Specialty OEMs 12% N.A. Big 3 LVS OEM Sales 20% Other LVS OEM Sales 40% Commercial Vehicle Systems 40% Light Vehicle Systems 60%

CVS N.A. OEM Truck and Trailer Manage through economic cycles Profitable during downturn Layered capacity in developing countries (Mexico, Brazil, Turkey, India) Selling non-core assets Leverage "component" strength to enter systems and modules business Leverage extensive and established sales and service network Seize emissions opportunity CVS NA CVS Euro CV after LVS NA LVS Other East 0.16 0.12 0.12 0.22 0.38 N.A. OEM Truck & Trailer Sales 16% Successfully Managing Cyclicality

CVS Europe and Rest-of-World OEM Successfully de-integrate OEMs drivetrain business Volvo/RVI axle and brake business Emerging market opportunities (India and China) Other European OEMs Leverage manufacturing footprint to expand margins CV Emissions business opportunity SCR for Euro IV Several contracts won CVS NA CVS Euro CV after LVS NA LVS Other East 0.16 0.12 0.12 0.22 0.38 Europe & ROW OEM Sales 12% Continuing Growth Opportunities

CV Aftermarket and Specialty OEM Leverage brand and distribution channel to expand share and content Growing brake business Growing remanufacturing business Synergies between OEM and aftermarket Core competencies in developing mechanically complex and low- volume specialty products CVS NA CVS Euro CV after LVS NA LVS Other East 0.16 0.12 0.12 0.22 0.38 CV Aftermarket & Specialty OEs 12% Highly Stable and Profitable Business

Selective growth; manage for margins Exhaust, apertures Selective growth; manage for returns on invested capital Suspension modules CVS NA CVS Euro CV after LVS NA LVS other East 0.16 0.12 0.12 0.22 0.38 N.A. Big Three Light Vehicle OEM Sales N.A. Big Three LVS OEM Sales 20%

Continue turnaround and integration of Zuena Starker Right-size manufacturing capacity Flawless product launches Continue growth in emerging markets and with Asian OEMs in North America China, Korea, India Other LVS OEM Sales ROW LVS OEM Sales 40% CVS NA CVS Euro CV after LVS NA LVS other East 0.16 0.12 0.12 0.22 0.38

JVs currently generate approximately $1.7B in annual sales Strong earnings and cash dividends $600M consolidated $1,100M unconsolidated Twelve emerging market JVs Taking advantage of domestic growth and export opportunities Most are market leaders in their region Joint Ventures Add to Success

A Strong Foundation Talented and experienced people Global presence Diversified customer base Global leader Resilient business model Best-in-class processes Continuous Improvement culture Technology focus Problem-solving expertise Innovative solutions

#1 or #2 Market Share in Most Markets Leading Positions in the Industry N. America Europe Rank Rank Light Vehicle Systems - OEM Light Vehicle Systems - OEM Light Vehicle Systems - OEM Air and Emissions 1 1 Doors - 2 Roofs 2 - Undercarriage, Suspensions - 2 Commercial Vehicle Systems - OEM Commercial Vehicle Systems - OEM Commercial Vehicle Systems - OEM Axles 1 1 Brakes 1 2 ABS 1 Trailer Air Suspensions 2 2 Drivelines 2 - Ride Control 1 - Commercial Vehicle Aftermarket 1 -

Industry Challenges Winning Strategies Focused Strong product offerings and global presence Outsource non-core; global leverage; manage supply chain Drive financial results Technology and service Global sourcing; OEM recovery; alternative materials Larger and more complex Competition tougher Costs higher Profits lower OEM cost pressures Raw material costs higher

Agenda Company profile Winning with the 3Rs Profitable growth opportunities Financials Summary

The 3Rs Rationalize Initiate and Execute 3Rs Regenerate Refocus

The Future Is Now Strengthen manufacturing base Leverage global resources CVS manufacturing in existing LVS plant Combine facilities Close plants LVS suspension module - Sheffield, England Rationalize Value More efficient asset utilization Expand margins Avoid creating excess overcapacity Exit low-return assets

The Future Is Now Consolidate Divest Announced intention to divest LVA Sold Roll Coater ($162.5M cash Nov. 24, 2004) Sold about five facilities since 2003 Based on key criteria Creates potential leadership position Is an addressable market Provides opportunity for profitable growth Gives sustainable competitive advantage Produces superior returns Enhances customer value Refocus Value Concentrate on strengths Focus on core competencies Generate cash Strengthen financial position

Long-Term Sustainable Strategy Expand global presence Diversify customer base Improve and develop new technologies Invest in profitable product lines Make selective bolt-on acquisitions Deliver strong financial returns Regenerate Value Create sustainable business advantage Position the company for growth Minimize risk from cyclicality

Prime Focus Focus on the Goal Rationalize Regenerate Refocus 2005 2005 2006+

Agenda Company profile Winning with the 3Rs Profitable growth opportunities Financials Summary

Vehicle Dynamics and Safety Model Axles Brakes Suspensions Drivelines Controls Integrated Systems Component Content Suspension Modules CVS LVS Components Systems

Improved quality Enhanced stability, ride and comfort Lower cost for OEM Sequenced assembly Three active programs; ~$600M of annual revenue by 2008 Cross-Car Modules 2004 2005 2006 2007 East 40 200 320 480 Suspension Module Sales LVS Undercarriage

Suspension Module Contract Source: Automotive News 2005 Jeep Grand Cherokee Front Cross-Car Suspension Module ArvinMeritor

U.S. Diesel Emissions Standards NOx (g/bHp-hr) PM (g/bHp-hr) 2010 (PM = 0.01, NOx = 0.2) 1988 1991 1994 1998 2002 0 0.05 0.2 0.1 0.002 0.004 0.006 0.008 0.01 0.15 2010 2014 (PM = 0.001, NOx = 0.05) Sources: EPA and DieselNet

Emissions Offer a Significant Opportunity Will Approach $10B Addressable Market by Decade End Gas Diesel Market LVS strong today Emerging market opportunity Core Competency Supply chain, manufacturing Technology systems integration We put it all together We put it all together Value Proposition Cost-effective technologies Fuel-efficient solutions Cost-effective technologies Fuel-efficient solutions

Growing Emissions Solutions Mufflers, Catalytic Converters, DPF Products/ Systems for Active NOx and Particulate Control CVE Today SCR DPF Products/ Systems for Active NOx and Particulate Control Existing Customers New Customers 2005 - 2007 after 2007 Existing Products New Products

LVS Diesel Opportunities DOC Close coupled DOC Under floor EURO III DOC Close coupled DPF Light PGM loading DOC Under floor UREA Injection + diffuser DPF Light PGM loading SCR Catalyst EURO IV UST2B5 / EURO V 2002 2005 2008

Strengthening Global Presence CVS LVS Established Market Emerging Market

CVS Growth in China 2000 2001 2002 2003 2004 2005E East 12 42 160 344 493 534 Cumulative percentage increase in sales since 1999 Xuzhou CVS (JV) Shanghai CVS Shiyan City CVS (JV)

2000 2001 2002 2003 2004 2005E East 41 90 228 441 467 625 LVS Growth in China Cumulative percentage of increase in sales since 1999 Shanghai LVS (CVC) Zhenjiang LVS Chongqin LVS (CVC - JV) Pudong LVS (CVC)

Agenda Company profile Winning with the 3Rs Profitable growth opportunities Financials Summary

Company Highlights FY 2004 Record sales of $8B Driven by strong CVS markets New business awards in our LVS business Strong cash flow Free cash flow of $225M $100M generated from sales of assets and business Contributed $212M to our pension and OPEB plans Net debt was reduced by $329M Steel price increases of $100M Announced intent to divest LVA and Roll Coater Roll Coater complete Announced CVS formed two axle JVs with the Volvo Group to manufacture and distribute axles from a plant in France

FY 2005 Light Vehicle Production Outlook (in millions) Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Calendar Year (in millions) Q1 Q2 Q3 Q4 Full Year Calendar Year N. America N. America N. America N. America N. America N. America N. America N. America 2005 Outlook 3.8 4.1 4.2 3.8 15.9 16.0 Change versus 2004 -3% -2% 0% 6% 0% 1% W. Europe (1) W. Europe (1) W. Europe (1) W. Europe (1) W. Europe (1) W. Europe (1) W. Europe (1) W. Europe (1) 2005 Outlook 4.2 4.3 4.5 3.8 16.8 17.0 Change versus 2004 -2% 0% 2% 3% 1% 2% (1) Includes Czech Republic Source: CSM Worldwide, Inc.

Light Vehicle Systems Net New Business Sales in millions Sales in millions Sales in millions Sales in millions Sales in millions Implied Annual Growth Actual Incremental Incremental Incremental Incremental Implied Annual Growth 2004 2005 2006 2007 Cumulative Implied Annual Growth $4,818 $280 $130 $100 $510 3%

FY 2005 Commercial Vehicle Production Outlook (in millions) Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Fiscal Year Ended Sept. 30 Calendar Year (in millions) Q1 Q2 Q3 Q4 Full Year Calendar Year N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) N. America - Class 8 Trucks (1) 2005 Outlook 64 69 72 70 275 282 Change versus 2004 36% 28% 14% -1% 17% 12% W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks W. Europe - Heavy and Medium Trucks 2005 Outlook 93 91 97 79 360 353 Change versus 2004 -2% -2% -1% -12% -4% -6% (1) Includes U.S., Canada and Mexico Source: Western Europe - Global Insight

Pension and Retiree Medical Update FY 2005 Pension and Retiree Medical Expense Decline Driven by Retiree Medical Plan Amendment (in millions) Sept. 30 Sept. 30 Better/(Worse) Better/(Worse) Pension Funded Status 2004 2003 $ % Project Benefit Obligation $ 1,510 $ 1,367 $ (143) -10% FMV of Assets 1,041 806 235 29% Funded Status $ (469) (561) $ 92 16% Expenses and Contributions FY 2005 Outlook FY 2004 Outlook FY 2003 Actual Pension and Retiree Medical Expense $ 108 $ 130 $ 99 Pension and Retiree Medical Contributions $ 165 $ 212 $ 162

Steel Impact and Recovery Initiatives 2004: Gross price increase of approximately $100M $50M incurred in fourth quarter 2005: Additional net steel cost increases of approximately $100M Recovery initiatives: Continuing to negotiate with OEM customers Developing new sources from around the world Engineering solutions: Identifying alternative materials Developing new ways to engineer product Aggressive Actions to Mitigate

FY 2004 Results and FY 2005 Outlook - Continuing Operations (in millions except EPS) FY 2004 Full Year FY 2005 Full-Year Outlook (1) FY 2005 Full-Year Outlook (1) FY 2005 Full-Year Outlook (1) Sales $ 8,033 - $ 8,033 Light Vehicle Systems $ 4,818 (18) - 7 Commercial Vehicle Systems 3,215 440 - 485 422 - 492 Sales $ 8,033 $ 8,455 - $ 8,525 Operating Margin 3.2% 3.0% - 3.2% Interest Expense (107) (100) - (110) Effective Tax Rate 25% 27% - 27% Income from Continuing Operations $ 127 $ 110 - $ 125 Diluted Earnings Per Share $ 1.85 $ 1.60 - $ 1.80 (1) Outlook does not include the impact of any acquisitions or divestitures

FY 2005 Projected EPS Change FY 2004 EPS $ 1.85 Volume 0.70 Dana/Environmental 0.20 Steel (0.90) APA Gain (0.20) Other (Engineering/Tax Rate) (0.15) Pension/OPEB 0.20 FY 2005 EPS $ 1.70

FY 2005 Cash Flow Outlook (in millions) Full-Year FY 2005 Full-Year FY 2005 Full-Year FY 2005 Income From Continuing Operations $ 110 - $ 125 Adjustments to Income - Depreciation and Other Amortization 195 - 200 Pension and Retiree Medical Expense 108 - 108 Pension and Retiree Medical Contributions (160) - (170) Changes in Assets and Liabilities* (43) - (23) Cash Provided by Operations 210 - 240 Capital Expenditures (170) - (180) Free Cash Flow $ 40 - $ 60 Note: Does not include the effects of any changes in the A/R securitization and factoring or any future acquisitions or divestitures. * Includes discontinued operations

FY 2004 First-Quarter Results and FY 2005 First-Quarter Outlook - Continuing Operations (in millions, except EPS) FY 2004 1st Quarter FY 2005 1st Quarter Outlook (1) FY 2005 1st Quarter Outlook (1) FY 2005 1st Quarter Outlook (1) Sales $ 1,924 - $ 1,924 Light Vehicle Systems $ 1,239 (84) - (74) Commercial Vehicle Systems 685 200 - 210 116 - 136 Sales $ 1,924 $ 2,040 - $ 2,060 Operating Margin 2.2% 1.5% - 1.7% Interest Expense (26) (25) - (27) Effective Tax Rate 32% 27% - 27% Income from Continuing Operations $ 15 $ 10 - $ 14 Diluted Earnings Per Share $ 0.22 $ 0.15 - $ 0.20 (1) Outlook does not include the impact of any acquisitions or divestitures

Summary of Continuing Operations 2003 2004 2005 Fcst -31 210 50 2003 2004 2005 Fcst 6.7 8 8.5 1.48 1.85 1.7 2003 2004 2005 Fcst 246 260 260 0.037 0.032 0.031 2003 2004 2005 Fcst 0.129 0.0919 0.0819 0.026 0.019 0.0208 Free Cash Flow defined as Net Cash from continuing operations, plus receivables securitization and factoring less capital expenditures. Performance Working Capital defined as Accounts Receivable plus AR Securitization and Factoring, plus Inventory, plus Customer Tooling, less Accounts Payable.

Full Company ROIC ROIC defined as Net Income, plus Tax Effected Interest, plus Minority Interest, divided by Shareowners Equity, plus Total Debt, plus Minority Interest Liability. 2002 2003 2004 2005 Fcst East 0.085 0.084 0.089 0.089

Agenda Company profile Industry challenges Winning with the 3Rs Profitable growth opportunities Financials Summary

2005 - Year of Transition Follow clear direction Execute strategy Align entire organization to right goals and objectives Hold everyone accountable Provide long-term sustainability Create opportunities to prosper Focus and Discipline

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